Exhibit 10.54

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PC OPTICAL STORAGE PATENT CROSS LICENSE AGREEMENT

This PC Optical Storage Patent Cross License Agreement (“Agreement”), executed as of January 25, 2006 (the “Execution Date”), is made and entered into by and between Zoran Corporation, a Delaware corporation with its principal place of business at 1390 Kifer Road, Sunnyvale, CA, 94086, USA, (“Zoran”) and its wholly owned subsidiary Oak Technology, Inc. (“Oak”) and MediaTek, Inc., a Taiwanese corporation with its with its principal place of business at No. 1-2, Innovation Road 1, Science-Based Industrial Park, Hsin-Chu City, Taiwan 300, R.O.C. (“MediaTek”). This Agreement shall be effective as of January 25, 2006 (the “Effective Date”).

RECITALS

A.                                   The parties have filed suit against each other in the consolidated cases entitled Zoran Corp. v. MediaTek, Inc. et al., United States District Court, Northern District of California, C-04-02619 RMW, C-04-04609 RMW (the “California District Court Actions”);

B.                                     The parties have filed suit against each other in the consolidated case entitled MediaTek, Inc. v. Zoran Corporation, United States District Court, District of Delaware, C.A. No. 04-895 (KAJ) (the “Delaware District Court Action”);

C.                                     The parties have brought cases against each other in the International Trade Commission, namely Investigation Nos. 337-TA-506 (the “506 Investigation”) and 337-TA-523 (the “523 Investigation”) (the “ITC Cases”);

D.                                    MediaTek and its affiliated company, MediaTek Software Design (Shenzhen) Co., Ltd. (“MediaTek Shenzhen”), has filed suit against Zoran, Zoran (Shenzen) Co. Ltd. and Misuda Co., Ltd. (the “China Defendants”) in the case entitled:  Patent Infringement Dispute Between MediaTek, Inc., MediaTek Software Design (Shenzhen) Co., Ltd. v. US Zoran Corporation, Zoran (Shenzen) Co. Ltd. and Misuda Co., Ltd. (the “China Action”); and

E.                                      The parties hereto desire to settle all of the above cases and actions (the California District Court Actions, Delaware District Court Action, ITC Cases, and China Action are collectively referred to as the “Actions”) through certain licenses, dismissals and releases, all as is more particularly described in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and of other good and valuable consideration, the parties agree as follows:

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1.                                      DEFINITIONS

a.                                       “Subsidiary” means, with respect to a given entity, any corporation or other entity which directly or indirectly is controlled by the given entity for so long as such control exists. Control will mean direct or indirect ownership by the given entity of more than fifty percent (50%) of the Voting Power or the power to direct or cause the direction of the day-to-day management, operations, business and policies of the controlled entity, whether through the ownership of voting securities, by contract or otherwise.

b.                                      “After-Acquired Subsidiary” means any entity that becomes a Subsidiary of a party during the term of this Agreement.

c.                                       “Assert” means to bring an action of any nature before any legal, judicial, arbitration, administrative, executive or other type of body or tribunal that has or claims to have authority to adjudicate such action in whole or in part. Examples of such body or tribunal include, without limitation, United States State and Federal Courts, the United States International Trade Commission and any foreign counterparts of any of the foregoing.

d.                                      “Change of Control” means a transaction or series of related transactions in which either (i) a party consolidates or merges with or into a third party, or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets directly or indirectly to a third party, or any third party consolidates with, or merges with or into, a party, in each case unless the direct and indirect holders of the outstanding voting stock or of other voting rights (referred to for convenience as the “voting power”) entitled to elect directors or other managing authority for such entity immediately prior to the transaction or series of related transactions will hold, directly or indirectly, more than fifty (50%) of the voting power of the surviving or transferee third party immediately after the transaction or series of related transactions; or (ii) a third party or “group” (as such term is used in Rule 13d-5 under the United States Securities Exchange Act of 1934) is or becomes, or has the right to become, the beneficial owner, directly or indirectly, of more than 50% of the total voting power of a party.

e.                                       “Economic Interest” means rights of a party to receive, directly or indirectly, a share of the profits of a Subsidiary associated with securities or other equity or ownership interest in such Subsidiary (including, for example, rights to receive dividends and other profit distributions), whether or not actually distributed.

f.                                         [****].

g.                                      “Former Subsidiary” means any entity that ceases to be a Subsidiary of a party during the term of this Agreement.

h.                                      “ITC” means the United States International Trade Commission.

i.                                          [****].

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j.                                          [****].

k.                                       “Licensed Product” means any product that is a PC Optical Storage Device, the manufacturing, using, selling, offering to sell, leasing, or importing of which in any country would, in the absence of the license granted by this Agreement, directly or indirectly infringe one or more claims of a party’s Licensed Patents.

l.                                          “MediaTek Licensed Patents” means all Patents throughout the world that satisfy each of the following conditions:  [****].

m.                                    “Patents” mean (i) any patent (including any utility patent, design patent, patent of importation, patent of addition, certificate of addition, certificate or model of utility) granted by the United States or any other country, (ii) any reissue, continuation, parent, division, extension, renewal, or continuation-in-part of any of the foregoing, (iii) any counterpart anywhere in the world of any of the foregoing, (iv) any patent application in the United States or any other country, and (v) any patent application that is a continuation, continuing application, continuation-in-part or division of any such application.

n.                                      “PC Optical Storage Business” means [****].

o.                                      “PC Optical Storage Device” means any data storage device [****].

p.                                      “Released Subsidiary” and “Released Subsidiaries” of MediaTek means each Licensed Subsidiary of MediaTek as of the Effective Date, as listed on Exhibit A.

q.                                      “Released Subsidiary” and “Released Subsidiaries” of Zoran means each Licensed Subsidiary of Zoran as of the Effective Date, as listed on Exhibit B.

r.                                         “Zoran Licensed Patents” mean all Patents [****].

s.                                       “Voting Power” means the right to exercise voting power with respect to the election of directors or similar managing authority of an entity (whether through direct or indirect beneficial ownership of shares or securities of such entity or otherwise).

t.                                         [****].

2.                                      LICENSES

a.                                       Zoran’s License to MediaTek.

(i)                                     Subject to the limitations on the scope of the license granted in Section 2(d) below, Zoran, on behalf of itself and its Subsidiaries, hereby grants to MediaTek and its Licensed Subsidiaries, for the term of this Agreement only, a non-exclusive, non-transferable

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and non-assignable (except as set forth in Section 7) license, without the right to sublicense, under the Zoran Licensed Patents only, to make, have made (subject to Section 2(d) below), use, import, lease, offer to sell, sell (directly or indirectly) and otherwise transfer Licensed Products and to practice any method or process in the PC Optical Storage Business.

(ii)                                  No implied licenses are granted hereunder. Nothing contained in this Agreement shall expressly or by implication or by estoppel or otherwise give MediaTek any right to license Zoran Licensed Patents to any third party.

b.                                      MediaTek’s License to Zoran.

(i)                                     Subject to the limitations on the scope of the license granted in Section 2(d) below, MediaTek, on behalf of itself and its Subsidiaries, hereby grants to Zoran and its Licensed Subsidiaries, for the term of this Agreement only, a non-exclusive, non-transferable and non-assignable (except as set forth in Section 7) license, without the right to sublicense, under the MediaTek Licensed Patents only, to make, have made (subject to Section 2(d) below), use, import, lease, offer to sell, sell (directly or indirectly) and otherwise transfer Licensed Products and to practice any method or process in the PC Optical Storage Business.

(ii)                                  No implied licenses are granted hereunder. Nothing contained in this Agreement shall expressly or by implication or by estoppel or otherwise give Zoran any right to license MediaTek Licensed Patents to any third party.

c.                                       Customers. The sale or lease of a Licensed Product by a party or its Licensed Subsidiary to a direct or indirect customer under the licenses granted in Section 2(a) or in Section 2(b), as applicable, conveys the right for such customer to use, sell (directly or indirectly), offer to sell and import such Licensed Products as sold by a party or its Licensed Subsidiary (including as part of a larger combination through the incorporation of the Licensed Products into other products to the extent necessary for the use of such Licensed Products as part of PC Optical Storage Devices).

d.                                      Limitations on Scope of License Grant.

(i)                                     The licenses granted in Sections 2(a), 2(b) and 2(c) to each party do not extend to [****].

(ii)                                  [****].

(iii)                               [****].

e.                                       [****] Patent License. Zoran represents and warrants [****].

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3.                                      DISMISSALS AND RELEASES

a.                                       Dismissals.

(i)                                     California District Court Actions. Within three (3) business days following the Execution Date, Zoran, Oak and MediaTek shall cause their respective counsel to file with the United States District Court for the Northern District of California a stipulation of dismissal and proposed order dismissing with prejudice the parties’ respective claims and counterclaims in the California District Court Actions. The stipulation shall provide that each party shall bear its own attorneys’ fees and costs.

(ii)                                  Delaware District Court Action. Within three (3) business days following the Execution Date, Zoran and MediaTek shall cause their respective counsel to file with the United States District Court for the District of Delaware a stipulation of dismissal and proposed order dismissing with prejudice the parties’ respective claims and counterclaims in the Delaware District Court Action. The stipulation shall provide that each party shall bear its own attorneys’ fees and costs.

(iii)                               523 Investigation. Within ten (10) business days following the Execution Date and pursuant to ITC Rule 210.21(b), Zoran and MediaTek shall cause their respective counsel to jointly file in the 523 Investigation a motion to terminate investigation by settlement, and to take all other actions to terminate the 523 Investigation and any appeal thereof.

(iv)                              506 Investigation. Within ten (10) business days following the Execution Date and pursuant to ITC Rule 210.21(b), Zoran, Oak and MediaTek shall cause their respective counsel to jointly file in the 506 Investigation a motion to terminate investigation by settlement, and to take all other actions to terminate the 506 Investigation and any appeal thereof. Specifically, within ten (10) business days following the Execution Date, Zoran and MediaTek will apply for the dismissal of all related appeals and bond forfeiture proceedings, and waive any conclusion, finding, remedy or any other ruling or issue of fact or law contained in the ITC’s Notice of Final Determination or Commission’s Opinion in the 506 Investigation. Zoran will support MediaTek’s efforts to secure the return of all bond payments made by MediaTek and the other respondents during the Presidential review period following the issuance of the exclusion and cease and desist orders in the 506 Investigation. In addition, within two (2) business days following the Execution Date, Zoran and MediaTek will seek termination of Customs enforcement proceedings relating to the 506 Investigation, and will advise Customs that the accused MediaTek products are licensed.

(v)                                 China Action. Within seven (7) business days following the Execution Date, both MediaTek and MediaTek Shenzhen shall cause to be filed an Application for Withdrawing the Claims (“Application”). The Application shall encompass all of the claims in the China Action.

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b.                                      Zoran and Oak Release of MediaTek. Zoran and Oak, on behalf of themselves and their Subsidiaries, irrevocably release, acquit and forever discharge MediaTek and its Released Subsidiaries and its and their respective officers, directors, employees, agents, successors, assigns, representatives, and attorneys, and its and their respective direct and indirect customers, distributors, dealers, resellers, and manufacturers from any and all claims or liabilities of any kind and nature, at law, in equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed (i) arising from, included in or relating to the Actions, or (ii) arising from infringement of Zoran Patents or Excluded Patents (whether direct, contributory or by inducement, and whether or not willful) based on acts of MediaTek and its Released Subsidiaries prior to the Effective Date, or (iii) arising from infringement of Zoran Patents or Excluded Patents (whether direct, contributory or by inducement, and whether or not willful) based on products of MediaTek and its Released Subsidiaries manufactured or sold prior to the Effective Date.

c.                                       MediaTek Release of Zoran and Oak. MediaTek, on behalf of itself and its Subsidiaries, irrevocably releases, acquits and forever discharges Zoran and Oak and their Released Subsidiaries and all of their respective officers, directors, employees, agents, successors, assigns, representatives, and attorneys, and their respective direct and indirect customers, distributors, dealers, resellers, and manufacturers (with the exception of the Excluded Companies) from any and all claims or liabilities of any kind and nature, at law, in equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed (i) arising from, included in or relating to the Actions, or (ii) arising from infringement of MediaTek Patents (whether direct, contributory or by inducement, and whether or not willful) based on acts of Zoran and Oak and their Released Subsidiaries prior to the Effective Date (other than activities with respect to products supplied directly or indirectly to any of the Excluded Companies or otherwise used in any products of any of the Excluded Companies), or (iii) arising from infringement of MediaTek Patents (whether direct, contributory or by inducement, and whether or not willful) based on products of Zoran and Oak and their Released Subsidiaries manufactured or sold prior to the Effective Date (other than products supplied directly or indirectly to any of the Excluded Companies or otherwise used in any products of any of the Excluded Companies). Nothing in this Section 3 shall be construed to constitute a release by MediaTek of any Excluded Company or a release by MediaTek with respect to any products supplied directly or indirectly to any of the Excluded Companies or otherwise used in any products of any of the Excluded Companies.

d.                                      Waiver. All rights under Section 1542 of the Civil Code of the State of California, and under any and all similar laws of any governmental entity, are hereby expressly waived. Each party is aware that said Section 1542 of the Civil Code provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

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e.                                       Full Settlement. The parties agree that this Agreement is in full and complete settlement of the rights and obligations of the parties in connection with all of the Actions. This Agreement may be pleaded as full and complete defense to any action, suit or claim and may be used as an injunction against any such action, suit, claim, or other proceeding of any type which may be prosecuted, initiated or attempted in violation of the terms hereof. Each party shall be entitled to recover from the other party reasonable attorneys’ fees and other related legal expenses incurred in defending against any suit, action or claim brought or attempted by the other party in violation of the terms of this Agreement.

f.                                         Not an Admission. It is understood that this Agreement does not constitute an admission of any liability by any party, but is a compromise of disputed claims.

g.                                      [****].

4.                                      TERM

The term of this Agreement shall commence on the Effective Date and continue until the expiration of the last to expire of the Zoran Licensed Patents or MediaTek Licensed Patents, whichever is later. The licenses, dismissals and releases granted in this Agreement are irrevocable and non-terminable (except to the extent such licenses are subject to limitations upon a Change of Control as set forth in Section 7 below).

5.                                      CONFIDENTIALITY OF TERMS

a.                                       Neither the parties nor their Subsidiaries shall use or refer to this Agreement or any of its provisions in any promotional activity, except that the parties shall be each allowed to issue a press release announcing the existence of this Agreement and the settlement of the Actions. Prior to a party’s issuance of such a press release, that party shall obtain the consent of the other as to the form and content of the press release, said consent not being unreasonably withheld.

b.                                      The specific terms of this Agreement shall be confidential. No party shall disclose the specific terms of this Agreement except:

(i)                                     to its Subsidiaries in confidence;

(ii)                                  in the case of MediaTek, as permitted by the prior written consent of Zoran, granted in its sole discretion;

(iii)                               in the case of Zoran, as permitted by the prior written consent of MediaTek, granted in its sole discretion;

(iv)                              as may be required by law or legal process (including legal requirements and regulations of the U.S. Securities and Exchange Commission and the rules of the Nasdaq Stock Market), as determined by such party based on advice and counsel from such party’s outside securities counsel that such disclosure is advisable under such law or legal process,

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provided however, that in the event either party determines it is necessary to disclose any terms of this Agreement or to publicly file a copy of this Agreement, the disclosing party agrees to notify the other party prior to such filing and, upon the request of the other party, to use commercially reasonable efforts to obtain confidential treatment for information deemed sensitive, to the extent such confidential treatment is available under applicable laws and regulations;

(v)                                 to the ITC (to the extent permissible by ITC rules, all such information shall be submitted in confidence);

(vi)                              to state information that has already been properly publicly disclosed pursuant to Section 5(b)(iv) or in an approved press release under Section 5(a), to the extent reasonably necessary in response to an inquiry from industry analysts or other third parties, provided that neither party will issue any further press release (beyond the approved press release under Section 5(a)) or other advertising or publicity regarding such information or this Agreement, except as the other party shall agree;

(vii)                           in confidence, to a party’s or its Subsidiaries’ accountants, legal counsel and other financial and legal advisors in their capacity of advising the party in such matters;

(viii)                        in response to a valid subpoena or as otherwise may be required by law (in confidence to the extent allowed); provided, however, that if a party or Subsidiary is required to do so by a subpoena (or other legal process) or court order seeking disclosure of the terms set forth in this Agreement, such party or Subsidiary shall, before responding thereto, provide the other parties with prior written notice of such subpoena, legal process, order or legal requirement in sufficient time (if reasonably feasible) to permit the other parties the opportunity to object (or, if the timing of such litigation makes advance notice impracticable, such notice is provided within ten (10) days after such disclosure), to seek a court-entered protective order or comparable court-ordered restriction, and shall reasonably cooperate with the other parties in their efforts to obtain such protective order and provided further that, the disclosing party shall seek to have the disclosure of such terms and conditions restricted, as authorized or permitted by the court, in the same manner as is the confidential information of other litigating persons; and any party and any of its Subsidiaries is permitted to file this Agreement under seal with and disclose under seal this Agreement, in whole or in part, and information relating to this Agreement to a court, tribunal or government agency of competent jurisdiction in an action or proceeding brought by or against a party or a Subsidiary when reasonably necessary for such action or proceeding, subject to written notice to the other party and an opportunity to obtain a protective order or other restriction as described in this subparagraph;

(ix)                                to a third party in connection with a potential Change of Control or other permitted assignment of this Agreement by, of or with the party, provided that such disclosure shall be (A) on a strictly limited, need-to-know basis, (B) when the party believes that such transaction is reasonably likely to take place, and (C) on terms applicable to other highly confidential information disclosed by such party in connection with such transaction provided

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such terms prohibit disclosure, prohibit use for any purpose other than as required for due diligence in connection with the potential transaction and provide for reasonable care; and

(x)                                   [****].

6.                                      CERTAIN REPRESENTATIONS, WARRANTIES AND DISCLAIMERS

a.                                       MediaTek represents to Zoran that each entity listed on Exhibit A hereto currently meets the definition of “Subsidiary” herein.

b.                                      Zoran represents to MediaTek that each entity listed on Exhibit B hereto currently meets the definition of “Subsidiary” herein.

c.                                       Zoran represents and warrants to MediaTek that it has the right to enter into this Agreement and grant the rights and licenses granted herein, including, without limitation, to license the Zoran Licensed Patents, and to bind its Subsidiaries under this Agreement.

d.                                      Zoran represents and warrants to MediaTek that Zoran is the sole and lawful owner of all rights, title and interest in and to each and every claim and other matters which it purports to release herein and that Zoran has not heretofore assigned or transferred to any person or entity any right, title or interest in the released matters.

e.                                       Zoran represents and warrants to MediaTek that: (i) Zoran has the ability to compel Oak to take the actions described in Section 3(a) above, and (ii) Sunext Technology Co., Ltd. will cooperate in the dismissal in Section 3(a)(ii) above and in filing of the motion described in Section 3(a)(iii) above.

f.                                         MediaTek represents and warrants to Zoran that it has the right to enter into this Agreement and grant the rights and licenses granted herein, including, without limitation, to license the MediaTek Licensed Patents, and to bind its Subsidiaries under this Agreement.

g.                                      MediaTek represents and warrants to Zoran that MediaTek is the sole and lawful owner of all rights, title and interest in and to each and every claim and other matters which it purports to release herein and that MediaTek has not heretofore assigned or transferred to any person or entity any right, title or interest in the released matters.

h.                                      MediaTek represents and warrants to Zoran that MediaTek: (i) has the ability to compel MediaTek Shenzhen to file a dismissal of its claims against the China Defendants in the China Action, and (ii) has the authority and has been authorized to enter into the agreements (y) set forth in Section 3(a)(i) on behalf of the remaining defendants in the California District Court Actions, and (z) set forth in Section 3(a)(iv) on behalf of each of the remaining respondents who are the subject of the Exclusion Order in the 506 Investigation.

i.                                          Nothing contained in this Agreement is or shall be construed as: (i) a warranty or representation by either of the parties to this Agreement as to the validity,

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enforceability or scope of any of the Zoran Licensed Patents or the MediaTek Licensed Patents; or (ii) a warranty or representation by either of the parties that any manufacture, sale, lease, use or other disposition of Licensed Products will be free from infringement of any patent rights or other intellectual property rights of any third party; or (iii) an obligation by either of the parties to furnish any technical or other information or know-how.

j.                                          Except as expressly provided herein, neither party makes any representations or warranties, express or implied, regarding any matter, including without limitations the implied warranties of merchantability, suitability, and/or fitness for a particular use or purpose.

k.                                       Each party represents and warrants, on behalf of itself and its Subsidiaries, that within the twelve (12) months prior to the Effective Date neither it, nor any of its Subsidiaries, has assigned, transferred or sold to a third party any Patents that, had they not been so assigned, transferred or sold, would have been included within the definition of MediaTek License Patents or Zoran Licensed Patents, as the case may be.

l.                                          Each party represents and warrants, on behalf of itself and its Subsidiaries, that neither it nor any of its Subsidiaries has the right or power to direct any third party to Assert against the other party any cause of action based upon the other party’s purported infringement of any Patent owned or enforceable by such third party.

m.                                    No party assumes any liability with respect to any infringement of any patent or to any other rights of third parties due to any reason, including, without limitation, another party’s conduct under the licenses granted hereunder or for any responsibility for the enforcement of its patents against third parties.

7.                                      ASSIGNMENT

a.                                       Except as otherwise expressly provided in this Section 7, neither party may assign, transfer or otherwise dispose of this Agreement or any of its rights and obligations under this Agreement (referred to as an “assignment”) to any entity without prior written notice to, and obtaining the prior written consent of, the other party; provided, however, that a party may assign this Agreement without such consent in the event of (x) a Change of Control involving that party or (y) as part of the transfer of all or substantially all of the business or assets of a party (whether by sale, merger, operation of law or otherwise) in a transaction that is not a Change of Control, solely because the direct and indirect holders of Voting Power of the party immediately prior to the transaction or series of related transactions will hold, directly or indirectly, more than fifty percent (50%) of the Voting Power of the successor-in-interest immediately after the transaction or series of related transactions. Any assignment or attempted assignment or other transfer not in compliance with the terms and conditions of this Agreement will be null and void. If a party consents to an assignment of this Agreement, (i) the successor-in-interest must agree in writing to be bound by the terms and conditions of this Agreement; and (ii) the assigning party (to the extent

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it does not become part of the successor-in-interest as a result of the respective transaction) shall not retain any rights or licenses under this Agreement.

b.                                      Upon a Change of Control of a party, the following terms shall apply:

(i)                                     The Licensed Products of the party subject to the Change of Control (“Acquired Party”) will be limited to those Licensed Products that [****]. The licenses granted in Sections 2(a) and 2(b), as the case may be, applicable to the Acquired Party shall continue with respect to such Existing Products and Follow On Products after the effective date of the Change of Control. [****].

(ii)                                  Nothing contained in this Section 7 shall limit the Licensed Products of the other party that is not subject to the Change of Control.

(iii)                               Upon a Change of Control of either party, the license under Section 2(a) shall be limited to Patents that fit within the definition of “Zoran Licensed Patents” and were owned or licensable by Zoran or any of its Subsidiaries immediately prior to the effective date of such Change of Control and the Acquirer’s patents (except for the Zoran Licensed Patents acquired by the Acquirer from Zoran) shall not be licensed under this Agreement.

(iv)                              Upon a Change of Control of either party, the license under Section 2(b) shall be limited to Patents that fit within the definition of “MediaTek Licensed Patents” and were owned or licensable by MediaTek or any of its Subsidiaries immediately prior to the effective date of such Change of Control and the Acquirer’s patents (except for the MediaTek Licensed Patents acquired by the Acquirer from MediaTek) shall not be licensed under this Agreement.

(v)                                 From and after the effective date on which an After-Acquired Subsidiary becomes a Subsidiary of a party and meets the requirements for being a Licensed Subsidiary, such After-Acquired Subsidiary shall be granted the licenses set forth in Section 2. The Patents of an After-Acquired Subsidiary will be included in the license granted to the other party to the extent set forth in the definition of MediaTek Licensed Patents or Zoran Licensed Patents, as applicable, as of the date the After-Acquired Subsidiary becomes a Subsidiary. The licenses described in Section 2 shall not have any retroactive effect for those units of products that were sold by the Subsidiary prior to the date on which it becomes a Licensed Subsidiary.

(vi)                              On the date that a Licensed Subsidiary of a party ceases to be a Licensed Subsidiary (“Former Licensed Subsidiary”) or a Subsidiary becomes a Former Subsidiary of that party:

(A)                              The licenses granted to the Former Licensed Subsidiary of that party under this Agreement shall terminate on the date the Former Licensed Subsidiary ceases to be a Licensed Subsidiary. Notwithstanding the foregoing, such termination shall not have any retroactive effect and the licenses granted to the Former Licensed

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Subsidiary under this Agreement for those units of Licensed Products previously sold or that have already been made and are in inventory which the Former Licensed Subsidiary demonstrates were made by or for the Former Licensed Subsidiary prior to the date on which it ceased to be a Licensed Subsidiary shall not be affected.

(B)                                The licenses and covenants granted hereunder to the other party and its Licensed Subsidiaries with respect to Patents of the Former Subsidiary shall continue as set forth in this Agreement; provided, however, that such licenses and covenants shall not extend to new Patents of the Former Subsidiary that were not Zoran Licensed Patents or MediaTek Licensed Patents, as applicable, prior to the date the Former Subsidiary ceases to be a Subsidiary.

(C)                                Notwithstanding the foregoing provisions (A) and (B) of this Section 7(b)(vi), if a Licensed Subsidiary of a party is merged or subsumed into a party or another Licensed Subsidiary of a party such that the resulting entity remains a party or a Licensed Subsidiary under this Agreement, the licenses granted to the Former Subsidiary under this Agreement shall remain in effect and shall continue to apply to the resulting party or Licensed Subsidiary, as applicable.

(D)                               Each party reserves the right to and may enter into negotiations with the Former Licensed Subsidiary regarding cross-license or covenants to not sue agreements, and each party agrees not to improperly interfere with such negotiations.

c.                                       Divestiture of Material Business Unit.

(i)                                     [****].

(ii)                                  [****].

(iii)                               [****].

d.                                      Oak shall not be considered a “party” with respect to the rights and licenses granted to Zoran Corporation in Section 2 and this Section 7 and shall only be entitled to the benefit of the license granted in Section 2(b) above so long as Oak continues to be a Licensed Subsidiary of Zoran.

e.                                       Each party shall promptly provide the other party with written notice upon the occurrence of a permitted assignment, Change of Control or addition of a Licensed Subsidiary after the Effective Date.

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8.                                      MISCELLANEOUS PROVISIONS

a.                                       Nothing contained in this Agreement shall be construed as imposing any obligation to institute any suit or action for infringement of any patents, or to defend any suit or action brought by a third party which challenges or concerns the validity or enforceability of any patents licensed under this Agreement.

b.                                      This Agreement will not be binding until it has been signed below by both parties.

c.                                       Nothing contained in this Agreement shall be construed as an obligation to file any patent application or to secure any patent or to maintain any patent in force.

d.                                      No express or implied waiver of any breach of any term, condition or obligation of this Agreement shall be construed as a waiver of any subsequent breach of that term, condition or obligation or of any other term, condition or obligation of this Agreement of the same or of a different nature.

e.                                       Any failure to perform any obligation hereunder shall be excused to the extent such failure is caused by any controlling law, order, or regulation, or by any acts of war, acts of public enemies, fires, floods, acts of God, acts of terrorism, or any other contingency beyond the control of the parties, but only so long as said law, order, regulation or contingency continues.

f.                                         Nothing contained in this Agreement shall be construed as conferring to either party hereof any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark or other designation of the other party and its Subsidiaries (including any contraction, abbreviation or simulation of any of the foregoing).

g.                                      This Agreement shall be construed in accordance with and governed by the laws of the State of California, United States, as applied to agreements entered into and fully performed therein by residents thereof, excluding conflict of laws principles thereof. In the event of a breach of this Agreement, the exclusive venue for any and all litigation brought to enforce the Agreement shall be the United States District Court, Northern District of California.

h.                                      If any term, clause, or provision of this Agreement shall be held to be invalid, the validity of any other term, clause or provision shall not be affected; and such invalid term, clause or provision shall be replaced by a valid term that reflects the economic effect of the invalid term, clause or provision, or if such is not possible, shall be deemed deleted from this Agreement.

i.                                          This Agreement is the result of negotiations between Zoran and MediaTek, both of which have been represented by counsel during such negotiations; accordingly, this Agreement shall not be construed for or against either party.

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j.                                          This Agreement (including all Exhibits hereto, which are all incorporated by this reference) sets forth the entire agreement and understanding between the parties as to the subject matter hereof and supersedes all prior or contemporaneous agreements, understandings, discussions and other communications, if any, between the parties with respect to the subject matter hereof.

k.                                       No modification or amendment to this Agreement will be effective unless it is in writing and executed by authorized representatives of the parties, nor will any waiver of any rights be effective unless assented to in writing by the party to be charged.

l.                                          Each party to this Agreement agrees to perform any further acts and execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement.

m.                                    This Agreement and any counterpart original thereof may be executed and transmitted by facsimile or by emailed portable document format (“.pdf”) document. The facsimile and/or ..pdf signature shall be valid and acceptable for all purposes as if it were an original. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

9.                                      ATTORNEYS’ FEES

Each party shall bear its own attorney’s fees and related expenses incurred by or on behalf of said party in connection with the negotiation of this Agreement.

[signature page follows]

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized officer as of the Execution Date.

Zoran Corporation		MediaTek, Inc.

By:	/s/ Levy Gerzberg	By:	/s/ C.J. Hsieh

Name:	Levy Gerzberg	Name:	C.J. Hsieh

Title:	President & CEO	Title:	President

Date:	1/25/06	Date:	1/25/06

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EXHIBIT A

MEDIATEK LICENSED SUBSIDIARIES

[****]

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EXHIBIT B

ZORAN LICENSED SUBSIDIARIES

[****]

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EXHIBIT C

FORM OF [****] CROSS-LICENSE

PC OPTICAL STORAGE PATENT CROSS LICENSE AGREEMENT

This PC Optical Storage Patent Cross License Agreement (“Agreement”), executed as of                                   , 2006 (the “Execution Date”), is made and entered into by and between [****] and MediaTek, Inc., a Taiwanese corporation with its with its principal place of business at No. 1-2, Innovation Road 1, Science-Based Industrial Park, Hsin-Chu City, Taiwan 300, R.O.C. (“MediaTek”). This Agreement shall be effective as of                                      , 2006 (the “Effective Date”).

RECITALS

A.                                   [****] and MediaTek each own or control, and have the right to license, certain patents.

B.                                     MediaTek brought a case against [****] in the International Trade Commission, namely Investigation [****] (the “Action”).

C.                                     [****] and MediaTek each desire to obtain a license under certain patents of the other party during the term of this Agreement, all as is more particularly described in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and of other good and valuable consideration, the parties agree as follows:

1.                                      DEFINITIONS

a.                                       “Subsidiary” means, with respect to a given entity, any corporation or other entity which directly or indirectly is controlled by the given entity for so long as such control exists. Control will mean direct or indirect ownership by the given entity of more than fifty percent (50%) of the Voting Power or the power to direct or cause the direction of the day-to-day management, operations, business and policies of the controlled entity, whether through the ownership of voting securities, by contract or otherwise.

b.                                      “After-Acquired Subsidiary” means any entity that becomes a Subsidiary of a party during the term of this Agreement.

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c.                                       “Assert” means to bring an action of any nature before any legal, judicial, arbitration, administrative, executive or other type of body or tribunal that has or claims to have authority to adjudicate such action in whole or in part. Examples of such body or tribunal include, without limitation, United States State and Federal Courts, the United States International Trade Commission and any foreign counterparts of any of the foregoing.

d.                                      “Change of Control” means a transaction or series of related transactions in which either (i) a party consolidates or merges with or into a third party, or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets directly or indirectly to a third party, or any third party consolidates with, or merges with or into, a party, in each case unless the direct and indirect holders of the outstanding voting stock or of other voting rights (referred to for convenience as the “voting power”) entitled to elect directors or other managing authority for such entity immediately prior to the transaction or series of related transactions will hold, directly or indirectly, more than fifty (50%) of the voting power of the surviving or transferee third party immediately after the transaction or series of related transactions; or (ii) a third party or “group” (as such term is used in Rule 13d-5 under the United States Securities Exchange Act of 1934) is or becomes, or has the right to become, the beneficial owner, directly or indirectly, of more than 50% of the total voting power of a party.

e.                                       “Economic Interest” means rights of a party to receive, directly or indirectly, a share of the profits of a Subsidiary associated with securities or other equity or ownership interest in such Subsidiary (including, for example, rights to receive dividends and other profit distributions), whether or not actually distributed.

f.                                         “Former Subsidiary” means any entity that ceases to be a Subsidiary of a party during the term of this Agreement.

g.                                      “ITC” means the United States International Trade Commission.

h.                                      [****].

i.                                          [****].

j.                                          “Licensed Product” means any product that is a PC Optical Storage Device, the manufacturing, using, selling, offering to sell, leasing, or importing of which in any country would, in the absence of the license granted by this Agreement, directly or indirectly infringe one or more claims of a party’s Licensed Patents.

k.                                       “MediaTek Licensed Patents” means all Patents throughout the world that satisfy each of the following conditions:  [****].

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l.                                          “Patents” mean (i) any patent (including any utility patent, design patent, patent of importation, patent of addition, certificate of addition, certificate or model of utility) granted by the United States or any other country, (ii) any reissue, continuation, parent, division, extension, renewal, or continuation-in-part of any of the foregoing, (iii) any counterpart anywhere in the world of any of the foregoing, (iv) any patent application in the United States or any other country, and (v) any patent application that is a continuation, continuing application, continuation-in-part or division of any such application.

m.                                    “PC Optical Storage Business” means [****].

n.                                      “PC Optical Storage Device” means any data storage device [****].

o.                                      “Released Subsidiary” and “Released Subsidiaries” of MediaTek means each Licensed Subsidiary of MediaTek as of the Effective Date, as listed on Exhibit A.

p.                                      “Released Subsidiary” and “Released Subsidiaries” of [****] means each Licensed Subsidiary of [****] as of the Effective Date, as listed on Exhibit B.

q.                                      [****].

r.                                         “Voting Power” means the right to exercise voting power with respect to the election of directors or similar managing authority of an entity (whether through direct or indirect beneficial ownership of shares or securities of such entity or otherwise).

2.                                      LICENSES

a.                                       [****]’ License to MediaTek.

(i)                                     Subject to the limitations on the scope of the license granted in Section 2(d) below, [****], on behalf of itself and its Subsidiaries, hereby grants to MediaTek and its Licensed Subsidiaries, for the term of this Agreement only, a non-exclusive, non-transferable and non-assignable (except as set forth in Section 7) license, without the right to sublicense, under the [****] Licensed Patents only, to make, have made (subject to Section 2(d) below), use, import, lease, offer to sell, sell (directly or indirectly) and otherwise transfer Licensed Products and to practice any method or process in the PC Optical Storage Business.

(ii)                                  No implied licenses are granted hereunder. Nothing contained in this Agreement shall expressly or by implication or by estoppel or otherwise give MediaTek any right to license [****] Licensed Patents to any third party.

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b.                                      MediaTek’s License to [****].

(i)                                     Subject to the limitations on the scope of the license granted in Section 2(d) below, MediaTek, on behalf of itself and its Subsidiaries, hereby grants to [****] and its Licensed Subsidiaries, for the term of this Agreement only, a non-exclusive, non-transferable and non-assignable (except as set forth in Section 7) license, without the right to sublicense, under the MediaTek Licensed Patents only, to make, have made (subject to Section 2(d) below), use, import, lease, offer to sell, sell (directly or indirectly) and otherwise transfer Licensed Products and to practice any method or process in the PC Optical Storage Business.

(ii)                                  No implied licenses are granted hereunder. Nothing contained in this Agreement shall expressly or by implication or by estoppel or otherwise give [****] any right to license MediaTek Licensed Patents to any third party.

c.                                       Customers. The sale or lease of a Licensed Product by a party or its Licensed Subsidiary to a direct or indirect customer under the licenses granted in Section 2(a) or in Section 2(b), as applicable, conveys the right for such customer to use, sell (directly or indirectly), offer to sell and import such Licensed Products as sold by a party or its Licensed Subsidiary (including as part of a larger combination through the incorporation of the Licensed Products into other products to the extent necessary for the use of such Licensed Products as part of PC Optical Storage Devices).

d.                                      Limitations on Scope of License Grant.

(i)                                     The licenses granted in Sections 2(a), 2(b) and 2(c) to each party do not extend to [****].

(ii)                                  [****].

3.                                      RELEASES

a.                                       [****] Release of MediaTek. [****], on behalf of itself and its Subsidiaries, irrevocably releases, acquits and forever discharges MediaTek and its Released Subsidiaries and its and their respective officers, directors, employees, agents, successors, assigns, representatives, and attorneys, and its and their respective direct and indirect customers, distributors, dealers, resellers, and manufacturers from any and all claims or liabilities of any kind and nature, at law, in equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed (i) arising from, included in or relating to the Action, or (ii) arising from infringement of [****] Patents (whether direct, contributory or by

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inducement, and whether or not willful) based on acts of MediaTek and its Released Subsidiaries prior to the Effective Date, or (iii) arising from infringement of [****] Patents (whether direct, contributory or by inducement, and whether or willful) based on products of MediaTek and its Released Subsidiaries manufactured or sold prior to the Effective Date.

b.                                      MediaTek Release of [****]. MediaTek, on behalf of itself and its Subsidiaries, irrevocably releases, acquits and forever discharges [****] and its Released Subsidiaries and its and their respective officers, directors, employees, agents, successors, assigns, representatives, and attorneys, and its and their respective direct and indirect customers, distributors, dealers, resellers, and manufacturers from any and all claims or liabilities of any kind and nature, at law, in equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed (i) arising from, included in or relating to the Action, or (ii) arising from infringement of MediaTek Patents (whether direct, contributory or by inducement, and whether or not willful) based on acts of [****] and its Released Subsidiaries prior to the Effective Date, or (iii) arising from infringement of MediaTek Patents (whether direct, contributory or by inducement, and whether or willful) based on products of [****] and its Released Subsidiaries manufactured or sold prior to the Effective Date.

c.                                       Waiver. All rights under Section 1542 of the Civil Code of the State of California, and under any and all similar laws of any governmental entity, are hereby expressly waived. Each party is aware that said Section 1542 of the Civil Code provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

d.                                      Full Settlement. The parties agree that this Agreement is in full and complete settlement of the rights and obligations of the parties in connection with the Action. This Agreement may be pleaded as full and complete defense to any action, suit or claim and may be used as an injunction against any such action, suit, claim, or other proceeding of any type which may be prosecuted, initiated or attempted in violation of the terms hereof. Each party shall be entitled to recover from the other party reasonable attorneys’ fees and other related legal expenses incurred in defending against any suit, action or claim brought or attempted by the other party in violation of the terms of this Agreement.

e.                                       Not an Admission. It is understood that this Agreement does not constitute an admission of any liability by any party, but is a compromise of disputed claims.

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4.                                      TERM

The term of this Agreement shall commence on the Effective Date and continue until the expiration of the last to expire of the [****] Licensed Patents or MediaTek Licensed Patents, whichever is later. The licenses and releases granted in this Agreement are irrevocable and non-terminable (except to the extent such licenses are subject to limitations upon a Change of Control as set forth in Section 7 below).

5.                                      CONFIDENTIALITY OF TERMS

a.                                       [Intentionally Omitted]

b.                                      The specific terms of this Agreement shall be confidential. No party shall disclose the specific terms of this Agreement except:

(i)                                     to its Subsidiaries in confidence;

(ii)                                  in the case of MediaTek, as permitted by the prior written consent of [****], granted in its sole discretion;

(iii)                               in the case of [****], as permitted by the prior written consent of MediaTek, granted in its sole discretion;

(iv)                              as may be required by law or legal process (including legal requirements and regulations of the U.S. Securities and Exchange Commission and the rules of the Nasdaq Stock Market), as determined by such party based on advice and counsel from such party’s outside securities counsel that such disclosure is advisable under such law or legal process, provided however, that in the event either party determines it is necessary to disclose any terms of this Agreement or to publicly file a copy of this Agreement, the disclosing party agrees to notify the other party prior to such filing and, upon the request of the other party, to use commercially reasonable efforts to obtain confidential treatment for information deemed sensitive, to the extent such confidential treatment is available under applicable laws and regulations;

(v)                                 to the ITC (to the extent permissible by ITC rules, all such information shall be submitted in confidence);

(vi)                              to state information that has already been properly publicly disclosed pursuant to Section 5(b)(iv)

(vii)                           in confidence, to a party’s or its Subsidiaries’ accountants, legal counsel and other financial and legal advisors in their capacity of advising the party in such matters;

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(viii)                        in response to a valid subpoena or as otherwise may be required by law (in confidence to the extent allowed); provided, however, that if a party or Subsidiary is required to do so by a subpoena (or other legal process) or court order seeking disclosure of the terms set forth in this Agreement, such party or Subsidiary shall, before responding thereto, provide the other parties with prior written notice of such subpoena, legal process, order or legal requirement in sufficient time (if reasonably feasible) to permit the other parties the opportunity to object (or, if the timing of such litigation makes advance notice impracticable, such notice is provided within ten (10) days after such disclosure), to seek a court-entered protective order or comparable court-ordered restriction, and shall reasonably cooperate with the other parties in their efforts to obtain such protective order and provided further that, the disclosing party shall seek to have the disclosure of such terms and conditions restricted, as authorized or permitted by the court, in the same manner as is the confidential information of other litigating persons; and any party and any of its Subsidiaries is permitted to file this Agreement under seal with and disclose under seal this Agreement, in whole or in part, and information relating to this Agreement to a court, tribunal or government agency of competent jurisdiction in an action or proceeding brought by or against a party or a Subsidiary when reasonably necessary for such action or proceeding, subject to written notice to the other party and an opportunity to obtain a protective order or other restriction as described in this subparagraph; and

(ix)                                to a third party in connection with a potential Change of Control or other permitted assignment of this Agreement by, of or with the party, provided that such disclosure shall be (A) on a strictly limited, need-to-know basis, (B) when the party believes that such transaction is reasonably likely to take place, and (C) on terms applicable to other highly confidential information disclosed by such party in connection with such transaction provided such terms prohibit disclosure, prohibit use for any purpose other than as required for due diligence in connection with the potential transaction and provide for reasonable care.

6.                                      CERTAIN REPRESENTATIONS, WARRANTIES AND DISCLAIMERS

a.                                       MediaTek represents to [****] that each entity listed on Exhibit A hereto currently meets the definition of “Subsidiary” herein.

b.                                      [****] represents to MediaTek that each entity listed on Exhibit B hereto currently meets the definition of “Subsidiary” herein.

c.                                       [****] represents and warrants to MediaTek that it has the right to enter into this Agreement and grant the rights and licenses granted herein, including, without

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limitation, to license the [****] Licensed Patents, and to bind its Subsidiaries under this Agreement.

d.                                      [****] represents and warrants to MediaTek that [****] is the sole and lawful owner of all rights, title and interest in and to each and every claim and other matters which it purports to release herein and that [****] has not heretofore assigned or transferred to any person or entity any right, title or interest in the released matters

e.                                       MediaTek represents and warrants to [****] that it has the right to enter into this Agreement and grant the rights and licenses granted herein, including, without limitation, to license the MediaTek Licensed Patents, and to bind its Subsidiaries under this Agreement.

f.                                         MediaTek represents and warrants to [****] that MediaTek is the sole and lawful owner of all rights, title and interest in and to each and every claim and other matters which it purports to release herein and that MediaTek has not heretofore assigned or transferred to any person or entity any right, title or interest in the released matters.

g.                                      Nothing contained in this Agreement is or shall be construed as: (i) a warranty or representation by either of the parties to this Agreement as to the validity, enforceability or scope of any of the [****] Licensed Patents or the MediaTek Licensed Patents; or (ii) a warranty or representation by either of the parties that any manufacture, sale, lease, use or other disposition of Licensed Products will be free from infringement of any patent rights or other intellectual property rights of any third party; or (iii) an obligation by either of the parties to furnish any technical or other information or know-how.

h.                                      Except as expressly provided herein, neither party makes any representations or warranties, express or implied, regarding any matter, including without limitations the implied warranties of merchantability, suitability, and/or fitness for a particular use or purpose.

i.                                          Each party represents and warrants, on behalf of itself and its Subsidiaries, that within the twelve (12) months prior to the Effective Date neither it, nor any of its Subsidiaries, has assigned, transferred or sold to a third party any Patents that, had they not been so assigned, transferred or sold, would have been included within the definition of MediaTek License Patents or [****] Licensed Patents, as the case may be.

j.                                          Each party represents and warrants, on behalf of itself and its Subsidiaries, that neither it nor any of its Subsidiaries has the right or power to direct any third party

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to Assert against the other party any cause of action based upon the other party’s purported infringement of any Patent owned or enforceable by such third party.

k.                                       No party assumes any liability with respect to any infringement of any patent or to any other rights of third parties due to any reason, including, without limitation, another party’s conduct under the licenses granted hereunder or for any responsibility for the enforcement of its patents against third parties.

7.                                      ASSIGNMENT

a.                                       Except as otherwise expressly provided in this Section 7, neither party may assign, transfer or otherwise dispose of this Agreement or any of its rights and obligations under this Agreement (referred to as an “assignment”) to any entity without prior written notice to, and obtaining the prior written consent of, the other party; provided, however, that a party may assign this Agreement without such consent in the event of (x) a Change of Control involving that party or (y) as part of the transfer of all or substantially all of the business or assets of a party (whether by sale, merger, operation of law or otherwise) in a transaction that is not a Change of Control, solely because the direct and indirect holders of Voting Power of the party immediately prior to the transaction or series of related transactions will hold, directly or indirectly, more than fifty percent (50%) of the Voting Power of the successor-in-interest immediately after the transaction or series of related transactions. Any assignment or attempted assignment or other transfer not in compliance with the terms and conditions of this Agreement will be null and void. If a party consents to an assignment of this Agreement, (i) the successor-in-interest must agree in writing to be bound by the terms and conditions of this Agreement; and (ii) the assigning party (to the extent it does not become part of the successor-in-interest as a result of the respective transaction) shall not retain any rights or licenses under this Agreement.

b.                                      Upon a Change of Control of a party, the following terms shall apply:

(i)                                     The Licensed Products of the party subject to the Change of Control (“Acquired Party”) will be limited to those Licensed Products that [****]. The licenses granted in Sections 2(a) and 2(b), as the case may be, applicable to the Acquired Party shall continue with respect to such Existing Products and Follow On Products after the effective date of the Change of Control. [****].

(ii)                                  Nothing contained in this Section 7 shall limit the Licensed Products of the other party that is not subject to the Change of Control.

(iii)                               Upon a Change of Control of either party, the license under Section 2(a) shall be limited to Patents that fit within the definition of “[****] Licensed

**** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT.  THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.  OMISSIONS ARE DESIGNATED AS [****].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Patents” and were owned or licensable by [****] or any of its Subsidiaries immediately prior to the effective date of such Change of Control and the Acquirer’s patents (except for the [****] Licensed Patents acquired by the Acquirer from [****]) shall not be licensed under this Agreement.

(iv)                              Upon a Change of Control of either party, the license under Section 2(b) shall be limited to Patents that fit within the definition of “MediaTek Licensed Patents” and were owned or licensable by MediaTek or any of its Subsidiaries immediately prior to the effective date of such Change of Control and the Acquirer’s patents (except for the MediaTek Licensed Patents acquired by the Acquirer from MediaTek) shall not be licensed under this Agreement.

(v)                                 From and after the effective date on which an After-Acquired Subsidiary becomes a Subsidiary of a party and meets the requirements for being a Licensed Subsidiary, such After-Acquired Subsidiary shall be granted the licenses set forth in Section 2. The Patents of an After-Acquired Subsidiary will be included in the license granted to the other party to the extent set forth in the definition of MediaTek Licensed Patents or [****] Licensed Patents, as applicable, as of the date the After-Acquired Subsidiary becomes a Subsidiary. The licenses described in Section 2 shall not have any retroactive effect for those units of products that were sold by the Subsidiary prior to the date on which it becomes a Licensed Subsidiary.

(vi)                              On the date that a Licensed Subsidiary of a party ceases to be a Licensed Subsidiary (“Former Licensed Subsidiary”) or a Subsidiary becomes a Former Subsidiary of that party:

(A)                              The licenses granted to the Former Licensed Subsidiary of that party under this Agreement shall terminate on the date the Former Licensed Subsidiary ceases to be a Licensed Subsidiary. Notwithstanding the foregoing, such termination shall not have any retroactive effect and the licenses granted to the Former Licensed Subsidiary under this Agreement for those units of Licensed Products previously sold or that have already been made and are in inventory which the Former Licensed Subsidiary demonstrates were made by or for the Former Licensed Subsidiary prior to the date on which it ceased to be a Licensed Subsidiary shall not be affected.

(B)                                The licenses and covenants granted hereunder to the other party and its Licensed Subsidiaries with respect to Patents of the Former Subsidiary shall continue as set forth in this Agreement; provided, however, that such licenses and covenants shall not extend to new Patents of the Former Subsidiary that were not [****]

**** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT.  THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.  OMISSIONS ARE DESIGNATED AS [****].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Licensed Patents or MediaTek Licensed Patents, as applicable, prior to the date the Former Subsidiary ceases to be a Subsidiary.

(C)                                Notwithstanding the foregoing provisions (A) and (B) of this Section 7(b)(vi), if a Licensed Subsidiary of a party is merged or subsumed into a party or another Licensed Subsidiary of a party such that the resulting entity remains a party or a Licensed Subsidiary under this Agreement, the licenses granted to the Former Subsidiary under this Agreement shall remain in effect and shall continue to apply to the resulting party or Licensed Subsidiary, as applicable.

(D)                               Each party reserves the right to and may enter into negotiations with the Former Licensed Subsidiary regarding cross-license or covenants to not sue agreements, and each party agrees not to improperly interfere with such negotiations.

c.                                       Divestiture of Material Business Unit.

(i)                                     [****].

(ii)                                  [****].

(iii)                               [****].

d.                                      Each party shall promptly provide the other party with written notice upon the occurrence of a permitted assignment, Change of Control or addition of a Licensed Subsidiary after the Effective Date.

8.                                      MISCELLANEOUS PROVISIONS

a.                                       Nothing contained in this Agreement shall be construed as imposing any obligation to institute any suit or action for infringement of any patents, or to defend any suit or action brought by a third party which challenges or concerns the validity or enforceability of any patents licensed under this Agreement.

b.                                      This Agreement will not be binding until it has been signed below by both parties.

c.                                       Nothing contained in this Agreement shall be construed as an obligation to file any patent application or to secure any patent or to maintain any patent in force.

d.                                      No express or implied waiver of any breach of any term, condition or obligation of this Agreement shall be construed as a waiver of any subsequent breach of that term, condition or obligation or of any other term, condition or obligation of this Agreement of the same or of a different nature.

**** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT.  THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.  OMISSIONS ARE DESIGNATED AS [****].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

e.                                       Any failure to perform any obligation hereunder shall be excused to the extent such failure is caused by any controlling law, order, or regulation, or by any acts of war, acts of public enemies, fires, floods, acts of God, acts of terrorism, or any other contingency beyond the control of the parties, but only so long as said law, order, regulation or contingency continues.

f.                                         Nothing contained in this Agreement shall be construed as conferring to either party hereof any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark or other designation of the other party and its Subsidiaries (including any contraction, abbreviation or simulation of any of the foregoing).

g.                                      This Agreement shall be construed in accordance with and governed by the laws of the State of California, United States, as applied to agreements entered into and fully performed therein by residents thereof, excluding conflict of laws principles thereof. In the event of a breach of this Agreement, the exclusive venue for any and all litigation brought to enforce the Agreement shall be the United States District Court, Northern District of California.

h.                                      If any term, clause, or provision of this Agreement shall be held to be invalid, the validity of any other term, clause or provision shall not be affected; and such invalid term, clause or provision shall be replaced by a valid term that reflects the economic effect of the invalid term, clause or provision, or if such is not possible, shall be deemed deleted from this Agreement.

i.                                          This Agreement is the result of negotiations between [****] and MediaTek, both of which have been represented by counsel during such negotiations; accordingly, this Agreement shall not be construed for or against either party.

j.                                          This Agreement (including all Exhibits hereto, which are all incorporated by this reference) sets forth the entire agreement and understanding between the parties as to the subject matter hereof and supersedes all prior or contemporaneous agreements, understandings, discussions and other communications, if any, between the parties with respect to the subject matter hereof.

k.                                       No modification or amendment to this Agreement will be effective unless it is in writing and executed by authorized representatives of the parties, nor will any waiver of any rights be effective unless assented to in writing by the party to be charged.

l.                                          Each party to this Agreement agrees to perform any further acts and execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement.

**** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT.  THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.  OMISSIONS ARE DESIGNATED AS [****].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

m.                                    This Agreement and any counterpart original thereof may be executed and transmitted by facsimile or by emailed portable document format (“.pdf”) document. The facsimile and/or ..pdf signature shall be valid and acceptable for all purposes as if it were an original. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

9.                                      ATTORNEYS’ FEES

Each party shall bear its own attorney’s fees and related expenses incurred by or on behalf of said party in connection with the negotiation of this Agreement.

[signature page follows]

**** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT.  THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.  OMISSIONS ARE DESIGNATED AS [****].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized officer as of the Execution Date.

[****] Corporation	MediaTek, Inc.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

**** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT.  THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.  OMISSIONS ARE DESIGNATED AS [****].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

MEDIATEK LICENSED SUBSIDIARIES

[****]

**** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT.  THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.  OMISSIONS ARE DESIGNATED AS [****].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B

[****] LICENSED SUBSIDIARIES

[****]

**** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT.  THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.  OMISSIONS ARE DESIGNATED AS [****].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D

EXCLUDED PATENTS

[****]